U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          AMENDMENT NO. 1 TO FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
      Date of Report (date of earliest event reported): December 07, 2001



                          The KingThomason Group, Inc.
             (Exact name of registrant as specified in its charter)



    Nevada                        333-60980                 73-1602395
--------------            ------------------------        -------------
  (state of               (Commission File Number)        (IRS Employer
incorporation)                                             I.D. Number)

                          3180 Crow Canyon Place, #205
                              San Ramon, CA 94583
                                  925-905-5630
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                  1205 Tedford
                            Oklahoma City, OK 73116
                                  405-848-0049
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item  2.     Acquisition  or  Disposition  of  Assets

     The KingThomason Group, Inc. (the "Company") effected a merger on December 7, 2001 with KingThomason, Inc. pursuant to approving votes of the shareholders of both corporations. The Company's shareholder vote occurred on December 5, 2001. The KingThomason Group, Inc.'s shareholder vote occurred on November 7, 2001.

     For details of the merger, the Company incorporates by reference the Prospectus-Proxy Statement contained in its Amendment No. 4 on Form S-4 to Form SB-2 Registration Statement filed October 11, 2001 (Commission File No. 333-60980).

Item  4.     Change  in  Registrant's  Certifying  Accountant

     Effective on December 12, 2001 the principal independent accountant, Hogan & Slovacek of Oklahoma City, Oklahoma, resigned as the Registrant's independent accountant. The reports of Hogan & Slovacek on financial statements of the Company filed with the Securities and Exchange Commission contained no adverse opinions or disclaimers of opinion, and were not modified as to uncertainty, audit scope or accounting principles during the past two years or the interim period to September 30, 2001.

     During the past two years or interim periods prior to September 30, 2001, there were no disagreements between the Company and Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On December 12, 2001 the Company engaged the firm of Kabani & Company, Inc. of Fountain Valley, California, as independent accountants for the Company. Prior to December 12, 2001 neither the Company, nor anyone on its behalf, had consulted with Kabani & Company concerning the application or accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

     The decision to change accountants was recommended and approved by the board of directors.

Item  7.  Financial  Statements  and  Exhibits

     (a)  Financial  Statements.
             ----------------------
                                                                           Page
          KingThomason,  Inc.  and  Subsidiaries:
          Independent  Auditors'  Report                                   F-1
          Consolidated  Balance  Sheet  December  31,  2001                F-2
          Consolidated Statements of Operations for the Years Ended
               December  31, 2001 and 2000                                 F-3

          Consolidated Statement of Stockholders' Equity (Deficit)
               for the Year Ended December 31, 2001 and 2000               F-4
          Consolidated  Statements  of  Cash  Flows for the Year
               Ended December 31, 2001 and 2000                            F-5
          Notes  to  Consolidated  Financial  Statements                   F-6


     (b)  Exhibits.

          The  following  exhibits  are  filed  as  a  part  of  this  report.

     Exhibit                              Item
     -------                              ----

      3.1     -    Articles  of  Merger  of  The  KingThomason  Group,  Inc. and
                   KingThomason,  Inc.*

     16      -     Letter  of Hogan & Slovacek (former accountants) on change of accountants.*

     *Previously  filed   with  Form  8-K;  Commission  File  #333-60880;  EDGAR
      Accession  #0001060830-01-5000181  on  December  13,  2001;   incorporated
      herein.


                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  8,  2002                    The  KingThomason  Group,  Inc.


                                             By:/s/T.E.  King  III
                                                --------------------------------
                                                T.E.  King  III,  President

                          INDEPENDENT AUDITORS' REPORT


To  the  Stockholders  and  Board  of  Directors
The  KingThomason  Group,  Inc.

We have audited the accompanying consolidated balance sheet of The KingThomason Group, Inc, a Nevada Corporation and subsidiaries (the "Company") as of December 31, 2001 and the related consolidated statements of operations, stockholders' deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The KingThomason
Group, Inc and subsidiaries as of December 31, 2001 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of 410,787 and excess of total liabilities over total assets of $78,370 on December 31, 2001. These factors as discussed in Note 13 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 13. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Kabani  &  Company,  Inc.

KABANI  &  COMPANY,  INC.
CERTIFIED  PUBLIC  ACCOUNTANTS

Fountain  Valley,  California
January  29,  2002

                      KING THOMASON, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31 2001

                                     ASSETS
                                     ------

CURRENT  ASSETS:
     Cash & cash equivalents                                       $     45,602
     Commission receivable                                               38,769
                                                                   ------------
          Total current assets                                           84,371

PROPERTY AND EQUIPMENT, net                                              35,495

OTHER  ASSETS:
     Deposits                                                             7,677
                                                                   ------------

                                                                   $    127,543
                                                                   ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT  LIABILITIES:
     Accrued expenses                                              $     54,143
     Loan from officer                                                    9,590
     Note payable, related parties-current                               88,000
     Note payable, Others                                                18,060
                                                                   ------------
          Total current liabilities                                     169,793

Note Payable, Others - Long term                                         36,120

COMMITMENTS

STOCKHOLDERS'  DEFICIT
     Preferred  stock,  $0.001 par value;
       10,000,000  shares  authorized;  none  issued                          -
     Common  stock,  $0.001  par  value;
       40,000,000 shares authorized; 15,000,000 shares
       issued and outstanding at December 31, 2001                       15,000
     Additional paid in capital                                         410,417
     Accumulated deficit                                               (410,787)
     Less: Subscription receivable                                      (93,000)
                                                                   ------------
          Total stockholders' deficit                                   (78,370)
                                                                   ------------

                                                                   $    127,543
                                                                   ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      KING THOMASON, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE YEARS ENDED DECEMBER 31, 2001 & 2000

                                                         2001           2000
                                                     ------------   -----------
Revenues
  Securities commission                              $     85,715   $   292,667
  Insurance commission                                     41,158       231,516
  Consulting  &  Other  commission                         62,042             -
                                                     ------------   -----------
        Net revenues                                      188,915       524,183

Total operating expenses                                  594,090       517,612
                                                     ------------   -----------

Income (loss) from Operations                            (405,175)        6,571

Non-Operating  Income  (expense):
  Interest income                                           3,391         3,843
  Interest expense                                        (13,566)      (14,071)
  Miscellaneous                                            36,324        22,702
                                                     ------------   -----------
Income  (loss)  before  income  taxes                    (379,026)       19,045

Provision for income taxes                                  2,400         1,600
                                                     ------------   -----------
Net income (loss)                                    $   (381,426)  $    17,445
                                                     ============   ===========

Basic  &  diluted  weighted  average  number  of
  common stock outstanding                             15,000,000    13,278,695
                                                     ============   ===========

Basic  &  diluted  net  income  (loss)  per  share   $     (0.025)  $     0.001
                                                     ============   ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      KING THOMASON, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                  FOR THE YEAR ENDED DECEMBER 31, 2001 & 2000

                                 Common  stock                                                    Total
                                Number of             Additional    Subscription  Accumulated  stockholders'
                                  shares    Amount  paid in capital  receivable     deficit   equity (deficit)
                               ----------  -------- --------------- ------------  ----------- ----------------
Balance as on January 1, 2000      47,000  $ 47,000    $      -       $      -     $(46,806)      $    194

Recapitalization upon merger
  on December 31, 2000         13,181,500   (33,772)    101,294              -            -         67,522

Issuance of shares under
  Reg. D filings                   84,000       84      209,916        (58,000)           -        152,000

Net Income for the year                 -        -            -              -       17,445         17,445
                               ----------  -------    ---------       --------     --------       --------

Balance, December 31, 2000     13,312,500   13,312      311,210        (58,000)     (29,361)       237,161

Recapitalization upon merger
  on December 7, 2001           1,687,500    1,688       (1,688)             -            -              -

Cancellation of shares            (75,000)     (75)     (24,030)        25,000            -            895

Issuance of shares under
  Reg. D filings                   75,000       75      124,925       (125,000)           -              -

Receipt  of  cash                       -        -            -         65,000            -         65,000

Net  loss  for  the  year               -        -            -              -     (381,426)      (381,426)

Balance as of
  December 31, 2001            15,000,000  $15,000     $410,417      $ (93,000)   $(410,787)     $ (78,370)
                               ==========  =======     ========      =========    =========      =========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                      KING THOMASON, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE YEAR ENDED DECEMBER 31, 2001 & 2000

                                                           2001         2000
                                                        ---------    ---------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
     Net  income  (loss)                                $(381,426)   $  17,445
     Adjustments to reconcile net income (loss)
     to net cash used in operating activities:
       Depreciation  and  amortization                      9,173       10,766
       (Increase)/decrease in current assets:
         Commission  receivable                           152,761     (179,561)
         Prepaid  expenses                                      -        9,177
         Deposits                                          15,355            -
       Increase in current liabilities:
         Accrued  expenses                                 17,855       28,271
                                                        ---------    ---------
       Net cash used in operating activities             (186,282)    (113,902)
                                                        ---------    ---------

CASH  FLOWS  FROM  INVESTING  ACTIVITIES
       Acquisition  of  property  &  equipment                  -       (5,460)
       Cash  acquired  in  acquisition                        895            -
                                                        ---------    ---------
       Net cash provided by (used in) investing
         activities                                           895       (5,460)
                                                        ---------    ---------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
       Payment  of  Loans                                 (18,060)     (13,110)
       Proceeds from issuance of common stock                   -      219,522
       Cash received against subscription receivable       65,000            -
                                                        ---------    ---------
       Net cash provided by financing activities           46,940      206,412
                                                        ---------    ---------

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS       (138,447)      87,050

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                184,049       96,999
                                                        ---------    ---------

CASH & CASH EQUIVALENTS, ENDING BALANCE                 $  45,602    $ 184,049
                                                        =========    =========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     DESCRIPTION  OF  BUSINESS  AND  BASIS  OF  PRESENTATION

The KingThomason Group, Inc. (KTGI) was organized in accordance with the General Corporation Act of the State of Nevada on November 8, 2000, for the purpose of merging with KingThomason, Inc. (KT), a Nevada corporation and subsidiaries. KTGI had no business operation through December 31, 2001 and was a development-stage company through December 7, 2001, organized for the merger. KTGI effected a merger on December 7, 2001 with KingThomason, Inc. pursuant to approving votes of the shareholders of both corporations.

King Thomason, Inc. (KT) was incorporated in the state of Nevada on July 21, 2000. KT's activities from inception until December 31, 2001 consisted primarily of reviewing possible business opportunities and developing the business model. KT had revenue through its subsidiaries for the years ended December 31, 2001 and 2000.

Pursuant to reorganization agreement dated December 31, 2000, KT acquired one hundred percent (100%) of the common shares of following subsidiaries:

(1)     King  Thomason,  Inc.  CA  (KTI):

KTI was incorporated in the state of California on September 11, 1998 to market and sell the cash security retirement plan and personal lines of insurance including homeowners and automobile. KTI's activities from inception until 2000 consisted primarily of acting as a broker for insurance companies working on commission.

(2)     King  Thomason  Financial  Services,  Inc.  (KTFS):

KTFS was incorporated in the state of California on April 7, 1999, to market and sell financial and estate planning services, assets management services and the sale of stocks, bonds and mutual funds.

(3)     King  Thomason  Insurance  Marketing,  Inc.  (KTIM):

KTIM was incorporated in the state of California on January 28, 2000 to market and sell insurance policies. The Company began the operations in the year 2001 dba Premier Dental.

(4)     King  Thomason  National  Limousine  Program,  Inc.  (KTNL):

KTNL was incorporated in the state of California on August 17, 2000 to market and sell physical damage and liability insurance program for limousine companies. The Company did not have any activity since its inception.

(5)     King  Thomason  Credit  Card  Services,  Inc.  (KTCC):

KTCC was incorporated in the state of California on January 28, 2000 to underwrite and issue a private label credit card for use with its medical and dental insurance products. The Company did not have any activity since its inception.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(6)     King  Thomason  Franchising,  Inc.  (KTFI):

KTFI was incorporated in the state of California on August 17, 2000 to franchise a "Financial Center" to offer and sell various financial and insurance products. The Company did not have any activity since its inception.

(7)     King  Thomason  Insurance  Company,  Inc.  (KTIC):

KTIC was incorporated in the state of California on January 28, 2000, to market and sell Medical insurance policies. The Company did not have any activity since its inception.

(8)     King  Thomason  Independent  Mortgage,  Inc.  (KTIMI):

KTIMI was incorporated in the state of California on January 28, 2000, to market and sell mortgage services. The Company did not have any activity since its inception.

(9)     King  Thomason  Asset  Management,  Inc.  (KTAM):

KTAM was incorporated in the state of California on January 28, 2000, to market and sell proprietary index mutual funds. The Company did not have any activity since its inception.

(10)     King  Thomason  Investment  Card,  Inc.  (KTICI):

KTICI was incorporated in the state of California on January 28, 2000, to market and sell investment credit card. The Company did not have any activity since its inception.

Principles  of  Consolidation  &  Recapitalization

The accompanying consolidated financial statements for the year ended December 31, 2001, include the accounts of KTGI, KT and KT's 100% wholly owned subsidiaries, KTI, KTFS & KTIM. There was no activity for the year ended
December 31, 2001 for KTNL, KTCC, KTFI, KTIC, KTIMI, KTAM and KTICI (collectively the "Company"). All significant inter-company accounts and transactions have been eliminated in consolidation. The financial statements for the year ended December 31, 2000, included the accounts of KT and KT's 100% wholly owned subsidiaries, KTI & KTFS.

For accounting purposes, the transaction between KTGI and KT has been treated as a recapitalization of KTGI, with KT as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. The operations of KTGI have been included with those of KT from the acquisition date (December 7, 2001).

For accounting purposes, the transaction between KT and its subsidiaries on December 31, 2000, has been treated as a recapitalization of KT, with KTI & KTFS as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. The operations of King Thomason, Inc. have been included with those of KTI & KTFS from the acquisition date (December 31, 2000).

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Cash  and  cash  equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use  of  estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Commission  receivable

Commission receivable represents amounts receivable from insurance companies for the commission for insurance policies and annuity sold.

Property  &  Equipment

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Basic  and  diluted  net  loss  per  share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Stock-based  compensation

The Company has adopted the disclosure provisions only of SFAS 123 and continues to account for stock based compensation using the intrinsic value method prescribed in accordance with the provisions of APB No. 25, Accounting for Stock Issued to Employees, and related interpretations. Common stock issued to employees for compensation is accounted for based on the market price of the underlying stock, generally the average low bid price.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Common stock issued to non-employees in exchange for services is accounted for based on the fair value of the services received.

Fair  value  of  financial  instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Segment  Reporting

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances.

The Company allocates resources and assesses the performance of its sales activities as one segment. During the years ended December 31, 2001 and 2000, the Company only operated in one segment since most of its revenue is generated through commission income, therefore segment disclosure has not been presented.

Revenue  Recognition

Revenue is recognized when earned. Commission income is recognized as of the effective date of the policy. Adjustments to commissions are recognized in the year in which they occur. Cost of revenue includes direct costs to market and sale various products.

During the years ended December 31, 2001 and 2000, the Company earned commission on securities transaction consummated through a Broker Dealer. The Securities commission and related revenue and expense associated with the Company's securities business are recorded on a settlement date basis.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Allowance  for  doubtful  accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The Company considers accounts receivable to be fully collectible;
accordingly,  no  allowance  for  doubtful  accounts  is  required.

Concentration  of  credit  risk

The Company deposits its cash with one bank in California which at times exceeds $100,000. The Federal Deposit Insurance Corporation protects up to $100,000.

Research  and  Development

Research  and  development  costs  are  expensed  as  incurred.

Advertising

The  Company  expenses  advertising  costs  as  incurred.

Income  taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Reclassifications

Certain items in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current period's presentation. These reclassifications have no effect on the previously reported income (loss).

Recent  Pronouncements:

On July 20, 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." These statements make significant changes to the accounting for business combinations, goodwill, and intangible assets.

SFAS No. 141 establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. This statement is effective for business combinations completed after June 30, 2001.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. Intangible assets with a determinable useful life will continue to be amortized over that period. This statement becomes effective January 1, 2002.

Management does not expect these pronouncements will materially impact the Company's financial position or results of operations.

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The impact of the adoption of SFAS 143 on the Company's reported operating results, financial position and existing financial statement disclosure is not expected to be material.

In August 2001, Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), was issued. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001. The impact of the adoption of SFAS 144 on the Company's reported operating results, financial position and existing financial statement disclosure is not expected to be material.

In January 2001, the Financial Accounting Standards Board Emerging Issues Task Force issued EITF 00-27 effective for convertible debt instruments issued after November 16, 2000. This pronouncement requires the use of the intrinsic value method for recognition of the detachable and imbedded equity features included with indebtedness, and requires amortization of the amount associated with the convertibility feature over the life of the debt instrument rather than the period for which the instrument first becomes convertible. Management is in the process of evaluating the requirements of EITF 00-27, but does not expect this pronouncement will materially impact the Company's financial position or results of operations.

3.     PROPERTY  AND  EQUIPMENT

Property  and  equipment  consisted  of  following  on  December  31,  2001:

          Furniture,  fixture  and  Equipment          $    61,007
          Less:  Accumulated  depreciation                  25,512
                                                       -----------

                                                       $    35,495
                                                       ===========

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.     LOAN  FROM  OFFICERS

The loan is due on demand, unsecured and bears an interest rate of 6% per year. The interest expense accrued on this loan was $575 each for year ended December 31, 2000 and 2001.

5.     NOTES  PAYABLE  -  RELATED  PARTIES

The Company has notes payable to two shareholders amounting $88,000 as of December 31, 2001. The notes are due on demand, unsecured and bear an interest rate of 10% per year. The interest expense accrued on this loan was $8,800 each for year ended December 31, 2000 and 2001.

6.     NOTE  PAYABLE  -  OTHERS

The Company has a note payable to a vendor amounting to $54,180 as of December 31, 2001. The note is payable by December 15, 2004. The note payable is unsecured and bears an interest rate of 5.8% per year. Per the agreement, the note will be adjusted against the rebates the Company will receive from the vendor, subject to the Company meeting certain production requirements. The note will be adjusted at 20% of the original balance per year against the rebates earned. Following is the maturity schedule of the note:

                 Year  ended  December  31                   Amount
                 -------------------------                   ------
                          2002                               18,060
                          2003                               18,060
                          2004                               18,060
                                                            -------
                          Total                             $54,180
                                                            =======

7.     INCOME  TAXES

The subsidiaries of the KT had elected, under the Internal Revenue Code and the State of California, to be an S-corporation for federal income tax purposes. In lieu of corporation income taxes, the stockholders of an S-corporation were taxed on their proportionate share of the Company's taxable income. However, effective December 31, 2000, the subsidiaries were acquired by KT, which is a "C corporation". Under the rules, S-corporation could not be owned 100% by a "C corporation", therefore the subsidiaries lost their statues as "S Corporation" subsequent to December 31, 2000 and are now "C Corporation".

No provision was made for Federal income tax since the Company has significant net operating loss carryforwards. Through December 31, 2001, the Company incurred net operating losses for tax purposes of approximately $381,000. The net operating loss carryforwards may be used to reduce taxable income through the year 2016 for federal and 2006 for State income tax purpose.

The gross deferred tax asset balance due to loss carryforwards as of December 31, 2001 was approximately $152,000. A 100% valuation allowance has been

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


established against the deferred tax assets, as the utilization of the loss carryforwards cannot reasonably be assured. There was no significant difference between reportable income tax and statutory income tax.

For information purposes, the statements of operations for the year would include the following pro forma adjustment for income taxes which would have been recorded if the Company had been a "C" corporation, based on a combined federal and state income tax rate of 40%, which approximates the federal and state income tax rates in effect during those periods.

Unaudited  Profroma  Information:                      2001             2000
                                                       ----             ----
Income  before  income  taxes                             -         $    19,045

Income taxes assuming subchapter "S" corporation
  election had not been made for the year ended
  December 31, 2000.                                      -              (7,618)

Net  Income                                               -              11,427

Basic and diluted weighted average number
  of  common  stock stock  outstanding                    -          13,278,695

Proforma basic and diluted net income per share           -               0.001

Since the Company was a "C" corporation during the year ended December 31, 2001, proforma information has been presented for only the year ended December 31, 2000.

8.     STOCKHOLDERS'  EQUITY

On April 6, 2001, the Company issued 75,000 common shares for a promissory note of $125,000, of which $65,000 was paid during the year. The remaining balance of $60,000 was recorded as a subscription receivable.

9.          ACQUISITION

KTGI agreed on January 15, 2001, to merge with KT. KTGI is the surviving corporation (Survivor), but former shareholders of KT will elect all directors and officers of the Survivor. All currently outstanding stock of KT in the hands of its stockholders were cancelled and converted into 13,312,500 shares of Common Stock of the Company when the merger became effective. Former officers, directors and shareholders of SuperCorp. (Parent company of KTGI) received 1,687,500 shares. After the merger, the former shareholders of KT own 88.75% of the total voting shares of the Company. The merger of KTGI and KT qualifies as a nontaxable reorganization under the tax laws of the United States. For accounting purposes, the transaction has been treated as a recapitalization of KTGI, with KT as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. The operations of KTGI have been included with those of KT from the acquisition date (December 7, 2001).

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Effective  December  31,  2000,  KT  acquired  all  of  the outstanding stock of following  companies  which  became  a  wholly  owned  subsidiaries  of  KT:
 .
King  Thomason,  Inc.

King  Thomason  Financial  Services,  Inc.

King  Thomason  Insurance  Marketing,  Inc.

King  Thomason  National  Limousine  Program,  Inc.

King  Thomason  Credit  Card  Services,  Inc.

King  Thomason  Franchising,  Inc.

King  Thomason  Insurance  Company,  Inc.  (KTIC):

King  Thomason  Independent  Mortgage,  Inc.  (KTIMI):

King  Thomason  Asset  Management,  Inc.  (KTAM):

King  Thomason  Investment  Card,  Inc.  (KTICI):

The acquisition was consummated by issuance of 1,322,850 new capital shares to the shareholders of each company. KT issued a total of 13,228,500 shares for acquisition of these companies. For accounting purposes, the transaction has been treated as a recapitalization of KT, with KTI & KTFS as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. The operations of KT have been included with those of KTI & KTFS from the acquisition date (December 31, 2000).

10.     MAJOR  CUSTOMERS

During the year ended December 31, 2001, a majority of the Company's insurance commission income was earned from one major service provider, which accounted for approximately 85% of total insurance commission income. There was no commission receivable from that service provider as of December 31, 2001. All of the Company's securities commission income was earned from one major service provider during the year ended December 31, 2001 which accounted for 100% of the total securities commission income. The Company extends credit to its customers based upon its assessment of their credit worthiness and generally does not require collateral. Credit losses have not been significant.

11.     SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

                    KINGTHOMASON GROUP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


The Company paid $800 for income tax in the year ended December 31, 2001. The Company paid $0 for interest during the year ended December 31, 2001. The
Company  paid  $1,600  for  income  tax in the year ended December 31, 2000. The
Company  paid  $0  for  interest  during  the  year  ended  December  31,  2000.

12.     COMMITMENTS

The company leases its office facility under a five-year lease which commenced July 15, 1999. Monthly rental under the lease is $7,677. Minimum annual rentals for five years subsequent to December 31, 2001 are as follows:

              Year  ended  December  31,                         Amount
              --------------------------                         ------
                      2002                                        92,127
                      2003                                        92,127
                      2004                                        61,418
                                                                --------
                      Total                                     $245,672
                                                                ========

13.     GOING  CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $410,787. The Company's total liabilities exceed its total assets by $78,370. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations, The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding and potential merger or acquisition candidates and strategic partners which would enhance stockholders' investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.